Pieris Pharmaceuticals, Inc. Nasdaq:PIRS Corporate Presentation November 2015 Exhibit 99.1

Forward Looking Statements Statements in this presentation that are not descriptions of historical facts are forward-looking statements that are based on management’s current expectations and assumptions and are subject to risks and uncertainties. In some cases, you can identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or the negative of these terms or other comparable terminology. Factors that could cause actual results to differ materially from those currently anticipated include, without limitation, risks relating to the results of our research and development activities, including uncertainties relating to the discovery of potential drug candidates and the preclinical and clinical testing of our drug candidates; the early stage of our drug candidates presently under development; our ability to obtain and, if obtained, maintain regulatory approval of our current drug candidates and any of our other future drug candidates; our need for substantial additional funds in order to continue our operations and the uncertainty of whether we will be able to obtain the funding we need; our future financial performance; our ability to retain or hire key scientific or management personnel; our ability to protect our intellectual property rights that are valuable to our business, including patent and other intellectual property rights; our dependence on third-party manufacturers, suppliers, research organizations, testing laboratories and other potential collaborators; our ability to successfully market and sell our drug candidates in the future as needed; the size and growth of the potential markets for any of our approved drug candidates, and the rate and degree of market acceptance of any of our approved drug candidates; developments and projections relating to our competitors and our industry; our ability to establish collaborations; our expectations regarding the time which we will be an emerging growth company under the JOBS Act; our use of proceeds from this offering; regulatory developments in the U.S. and foreign countries; and other factors that are described more fully in our preliminary prospectus filed with the SEC on June 17, 2015. In light of these risks, uncertainties and assumptions, the forward-looking statements regarding future events and circumstances discussed in this report may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. The forward-looking statements included in this presentation speak only as of the date hereof, and except as required by law, we undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations. Non-confidential

Pieris Pharmaceuticals Corporate Profile We are a clinical-stage biotechnology company developing Anticalin®-based therapeutic proteins We target validated disease pathways in a unique and transformative way Proprietary to us, Anticalins are a novel class of drugs validated in the clinic and by partnerships with leading pharmaceutical companies.  Our pipeline includes three fully proprietary Anticalin-based programs First-in-class immuno-oncology bispecific tailored for the tumor micro-environment First-in-class inhaled Anticalin to treat uncontrolled asthma Best-in-class half-life-optimized Anticalin to treat anemia We are headquartered in Boston, MA, and have operations in the US and Germany. Non-confidential

Anticalins are a Novel Class of Therapeutic Proteins Anticalin in complex with a small molecule (Y-DTPA) Anticalin bound to the Hepcidin peptide Anticalin bound to the CTLA4 protein Anticalins® are derived from lipocalins – human extracellular binding proteins Small and simple make-up Individual derivatives can be generated that bind to a broad range of targets  lipocalin Non-confidential

Differentiating Features Human-derived √ √ Natural binding molecule √ √ Non-immunogenic √ √ High affinity and specificity √ √ Systemic delivery √ √ Tunable pharmacokinetics √ Local delivery (e.g., inhalation) √ Versatile bispecifics & multispecifics √ Protein class exclusivity √ Positive freedom to operate landscape √ Anticalins Share Several Features with mAbs yet are Highly Differentiated Monoclonal Antibodies (mAbs) are highly successful drugs Anticalins share many of the beneficial properties of mAbs yet are highly differentiated Antibody Anticalin Safety Related Efficacy Related IP Related Non-confidential

Validation of Technology Platform

-pieris-
PHARMACEUTICALS



Anticalins

Proprietary Next-generation Therapeutic Proteins With Several Degrees of Validation



- **Human data demonstrating desired drug-like properties**
  - 26 solid tumor patients with VEGF-A antagonist
  - 36 healthy volunteers with hepcidin antagonist
- **Several R&D partnerships generating ~$44 M in revenue**
  - Potential for future milestone and royalties
  - Retained commercial rights in major markets

Daiichi-Sankyo | SANOFI | ALLERGAN | Zydus dedicated to life | Stelis Biopharma

- **High-caliber Investors**
  - OrbiMed Advisors (~19%), Tekla Capital Management (~10%), Lombard Odier (~6.5%); Ally Bridge Group, Auriga, Emerald Mutual Fund, Forbion, Gilde, GLSV, Novo Nordisk, Sphera Funds, Zydus

Non-confidential 6

Management and Operations Trans-Atlantic Synergies Munich Proven team in place Great drug discovery and protein engineering expertise ~33 FTEs Boston Corporate HQ September 2015 - CEO, CFO, CDO Becoming translational pharmacology and drug development hub © Lufthansa Non-confidential

Anticalin Product Pipeline

	Product	Target(s)	Indication	Partner	Discovery	Preclinical	Phase 1	Phase 2
1. Validated Targets	PRS-080	Hepcidin	Anemia	pieris	PEGylated Anticalin			
	PRS-060	IL4Ra	Asthma	pieris	inhalable Anticalin			
2. IO multi-specifics	PRS-343	CD137/HER2	Immuno-Oncology	pieris	mAb-Anticalin fusion			
	PRS-300s	n.d.		pieris	bi-/multispecifics			
3. Partnered Programs	PRS-110	cMet	Oncology	Zydus				
	PRS-NN	n.d.	n.d.	Zydus			Retained commercial rights in maj. mkts	
	PRS-NN	n.d.	Ophthal-mology	Stelis				
	PRS-NN	n.d.		Stelis				
	Daiichi Sankyo	n.d.	n.d.	Daiichi-Sankyo				
		n.d.	n.d.	Daiichi-Sankyo			Milestones & Royalties	
	Sanofi	n.d.	n.d.	SANOFI				

n.d. = not disclosed

Non-confidential

8

PRS-080: Best-in-Class Drug Candidate For Functional Iron Deficient Anemia Hepcidin is a clinically validated anemia target PRS-080 designed to reverse hepcidin-mediated anemia by mobilizing iron trapped in the body’s iron storage cells Addresses patients unresponsive to ESA and iron therapies PK profile (half-life) of PRS-080 designed for a best-in-class approach Iron Ferroportin Inflammation Hepcidin PRS-080 PRS-080 Non-confidential

PRS-080: Successfully Completed Ph I and Advancing Into Patients Non-confidential Ph I study highlights Safe and well tolerated in 48 healthy volunteers across six dose levels (0.08 to 16.0 mg/kg, i.v.), with no reported severe adverse events (SAE) Confirmation of desired 3-day half-life, as predicted from animal studies Confirmation of mode of action: a marked decrease in plasma hepcidin within one hour, followed by elevation of serum iron concentration and transferrin saturation Duration of serum iron elevation and transferrin saturation increased in a dose-dependent manner Detailed results to be presented at ASH Annual Conference in December 2015 First-in-patient trial in end-stage renal disease (ESRD) patients expected to begin by end of 2015

PRS-080: US Market Opportunity in Chronic Kidney Disease (Stage 5) Sources: USRDS 2014 Annual Data Report (2012 numbers): Atlas of Chronic Kidney Disease and End-Stage Renal Disease in the U.S Competitive Landscape Report, Tech Atlas Group, September 2013; Artisan Healthcare Consulting market research study 2013 CKD Stage 5 Patients (Total 640K in U.S.) No anemia 30% Anemic 70% CKD Stage 5 Patients with Anemia (Total 450K in U.S.) FID 20% No FID 80% Target Functional Iron-Deficient (FID) population in U.S. is ~ 90,000 patients We believe treating FID anemic patients has large commercial potential Non-confidential

PRS-060: First-in-Class Inhaled Biologic Targeting IL4Ra



Allergen
Airway lumen
Mucus
iNOS, periostin, eotaxins, IL-33, c-kit ligand
IL-4, IL-13
Eosinophil migration and survival
APC
IL-5
IL-4
IL-13
T_H2
IL-4
IgE isotype switch
CRTH2
B cell

Adapted from Wenzel, Nature Medicine, 2012

Strong target validation & biomarker availability

- ✓ IL4Ra mAb (dupilumab) with strong efficacy in Phase 2b
- ✓ Biomarker-based patient selection is straight-forward
- ✓ Validated biomarkers (e.g. FeNo) allow for early clin. read-out

Clear differentiation from injected mAbs

- ✓ PRS-060 optimized for reduced on-target, off-tissue targeting
  - ✓ PRS-060 is administered directly to the lung and has a short half-life (several hours predicted in man, leading to predicted low systemic exposure)
  - ✓ In contrast, ~1% of systemically administered mAb has been shown to reach the lung compartment, leading to high systemic exposure*



- ✓ More convenient: standard of care is inhaled ICS/LABA
- ✓ Predicted Lower COGS may enable reach to broader patient populations, where pharmaco-economic burden is not as pronounced

*(Hart et al. (2001) JACI. 108:250)

Non-confidential

12

PRS-060: Pulmonary Delivery Effective in vivo & Feasible Formulation Inhibition of IL13-induced eotaxin expression following pulmonary administration of PRS-060 Early onset of inhibition and durability of effect up to 24h post pulmonary administration Relative Eotaxin Expression Time of single treatment prior to IL-13 challange SEC Diagrams Device Nebulizer Spray Dryer Nebulization and spray drying feasibility demonstrated Appropriate particle size No aggregation Full functional activity High yield Non-confidential

PRS-060: Market Opportunity in Asthma


Asthma
Patients
(Total ~195M in Major Markets[1])
Moderate/Severe
Uncontrolled Patients
(Total ~32M in Major Markets)
Mild/
Controlled
84%
Mod./Severe
uncontrolled
16%
No Th2
elevation
40%
Th2
elevated
60%

Target Th2 elevated Asthma population:

19M in Major Markets

Treating Th2-elevated uncontrolled Asthma patients with PRS-060 is a blockbuster opportunity

[1] Major Markets: U.S., EU, Japan, Brazil, Russia, India, China

Source:
Artisan Healthcare Consulting market research study

Non-confidential
14

PRS-343: HER2-CD137 Bispecifics Multiple Formats Under Preclinical Evaluation CD137 – a TNFR Costimulatory Target Preclinically and clinically validated Marker for tumor-reactive T cells Activation leads to tumor elimination in vivo Signaling included in clinical CAR-T cells mAbs struggle to find therapeutic window Activity depends on Fc receptor interaction Doses required for T cell activation have led to toxicity Current approaches focus on NK activation HER 2 – Validated but not fully exploited Upregulated on several solid tumors with significant unmet medical need Restricted expression on normal tissue favors immunotherapy approach Bispecific immunotherapy approach may expand responding population HER2+ tumors with lower expression levels not adequately addressed with current therapy Non-confidential PRS-343: HER2-CD137 Bispecifics CD137-targeting Anticalin HER2-targeting mAb (Trastuzumab derived)

CD137-Targeting Lead Anticalin® Has Demonstrated Agonistic Properties

pieris PHARMACEUTICALS

Binding to CD137

- Affinity: KD_{hCD137} = 2nM
- "Non-competitive" CD137 engagement preserves ligand-binding capability to CD137L

Biophysical properties

- 100% monomeric expression
- TM = 74°C (DSC)
- Fully stable after 1 week at 37°C in PBS, hu or mu plasma

In vitro functional testing


IL-2 production Assay
IL-2 [pg/mL]
6000
4000
2000
0
1
10
100
coating concentration [µg/mL]
CD137 Anticalin
Control

Dose-dependent T-cell activation in ex vivo human donor cell assay by CD137 cross linking

- CD137-specific Anticalin coated together with subthreshold concentration of aCD3 antibody on ELISA plate

Non-Confidential
16

PRS-343: First-in-Class Bispecific for Tumor-localized Activation of T cells Non-Confidential No activation CD137 is activated via clustering (trimerization) HER2-mediated clustering of bispecific drives CD137-mediated T cell activation Activating via a co-stimulatory signal (instead of a primary signal) is expected to maintain tumor antigen specificity by T cell receptor No clustering Clustering T cell receptor MHC-peptide Her2 CD137 Tumor Cell Costimulatory signal Primary TcR signal Activation No T cell costimulation in periphery T cell costimulation in tumor T Cell

Bispecific Geometry Impacts Immune Synapse

Expected distances between binding sites in different formats


~15nm
~8nm
~5nm
~5nm

Visualization of Antibody-Anticalin fusion


~15nm

Membrane-to-membrane distances play a role in immunoreceptor interactions


TNFRSL
TNFRS
13.4 nm

- **Straightforward access to a range of distances between target binding sites**
- **Several formats to interrogate optimal target synapse for tumor cell killing**

Non-confidential 18

PRS-343 Bispecific Geometry Impacts T Cell Activation IL-2 response Construct A Construct B Construct C Construct D Non-Confidential

PRS-343 T Cell Activation is HER2 Target-Dependent Construct A Construct B Construct C Construct D Non-Confidential IL-2 response with Her2 blockade Excess trastuzumab Addition of excess HER2-targeting trastuzumab prevents PRS-343 binding to HER2-positive cells and results in a loss of activity, as intended, confirming mode of action

From Idea to Drug Candidate – Efficient Platformed Process

pieris PHARMACEUTICALS

12 – 18 months

Idea	Leads	Drug Candidates	Multispecific Drug Candidates

Idea


Tumor Cell
Target 1
Target 2
T cell

- Target (combination) rationale
- Target product profile
- Construct design
- Research plan

Leads



- Library screening
- Assay set up
- Lead characterization
  - Pharmacological
  - Biophysical

Drug Candidates



- Lead optimization
- Drug Candidate characterization
  - Lead & backups

Multispecific Drug Candidates



- Generation and characterization of multipecific Drug Candidates
- Multiple constructs
- In vitro PoC

Non-confidential
21

Pieris IO Pipeline Progressing
Multiple Options & Partnering Opportunities



IO Target
Bispecific Program
2014
2015
2016
2017
Q1
Q2
Q3
Q4
CD137
CD137 / HER2
PRS-343
CD137 / n.d.
IO Target 2
n.d. / n.d.
IND-enabling (GLP / GMP)
IND
IO Target 3
n.d. / tbd
n.d. / tbd
IO Target 4
n.d. / tbd
n.d. / tbd
IO Target 5
n.d. / tbd
n.d. / tbd
Today
n.d.: not disclosed
tbd: 2nd target to be defined
Strategy & Target Idea
Discovery / Lead ID
Lead Optimization
Multispecifics & In vitro PoC
In vivo PoC

Non-Confidential

22

Anticalin Intellectual Property – Safe & Sound Broad Patent Portfolio Drug class protected through 2020s Controlled patent filings and prior art enable broad follow-on protection Unique IP for each program Freedom to Operate No third party IP identified to date for FTO on platform or therapeutic programs Program (Target) CoM Patent Term 080 Hepcidin 2031 060 IL4Ra 2031 343 HER2/CD137 2036 Non-confidential

Financial Highlights & Capitalization Non-confidential Cash & Cash Equivalents* $34.3M Total Debt $ 0.0M Revenue Since Inception ** ~ $44.0M Grant Revenue Since Inception $14.1M H1 2015 Cash Burn (includes $1.2M in debt repayment) $ 8.4M Market Cap – at November 3, 2015 $ 76.7M 52 Week Range $1.54 - $3.70 Common Shares Outstanding* 39,732,258 At July 31, 2015 ** Includes Revenue from Licensing, Collaborations & R&D Services

November 2015 through 2016 Positive preclinical data for PRS-343 bispecifics (IO) Initiation of first-in-patient study for PRS/080 (anemia) Continued milestone income from existing partnered programs Initiation of clinical development for first partnered program Additional Collaborations Potential Future Milestones Positive Phase I data for PRS-080 (anemia) Non-confidential First patient data for for PRS-080 (anemia)

Pieris Pharmaceuticals, Inc. 255 State Street, 9th Floor Boston, MA 02109 USA info@pieris.com Non-confidential